UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

AFC BDC INC.
(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01525	87-3220232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Okeechobee Blvd., Suite 1650 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 510-2390

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 29, 2022, AFC BDC Inc., a Maryland corporation (the “Company”), entered into the Unsecured Revolving Credit Agreement (the “Credit Agreement”), by and between the Company, as the borrower, with AFC Finance, LLC, a Delaware limited liability company, as the lender (the “Lender”), and AFC Finance, LLC as the agent. The Agreement provides for, among other things, a $50.0 million unsecured revolving loan credit facility maturing June 30, 2023 (the “Revolving Credit Facility”).

The Credit Agreement provides for revolving credit commitments of up $50.0 million aggregate principal amount, which may be borrowed, repaid and redrawn, from time to time under the Revolving Credit Facility, subject to compliance with the Investment Company Act of 1940, as amended. Pursuant to the Credit Agreement, amounts borrowed under the Revolving Credit Facility accrue interest at a rate of 8% per annum, payable in cash in arrears on the first day of each month.

The Lender is an affiliated entity wholly-owned by Leonard M. Tannenbaum, the Company’s Chief Executive Officer and the manager of AFC Advisor LLC, the Company’s investment adviser.

The description above is only a summary of the material provisions of the Agreement and the Facility and is qualified in its entirety by reference to a copy of the Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
10.6*
Unsecured Revolving Credit Agreement, dated as of June 29, 2022, by and among AFC BDC Inc., a Maryland corporation, as Borrower, AFC Finance, LLC, a Delaware limited liability company, as Lender, and AFC Finance, LLC, a Delaware limited liability company, as Agent.

*	The registrant has omitted portions of the referenced exhibit pursuant to Item 601(b) of Regulation S-K because such portions are both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AFC BDC Inc.

Dated: July 5, 2022	By:	/s/ Bernard D. Berman
		Name:	Bernard D. Berman
		Title:	President
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